Natus Updates Fourth Quarter 2020 Revenue Guidance and Announces Investor Conference Attendance

•39th Annual JP Morgan Healthcare Conference
•23rd Annual Needham Growth Conference

PLEASANTON, Calif. (January 8, 2021) - Natus Medical Incorporated (NASDAQ:NTUS) (the “Company” or “Natus”), a leading provider of medical device solutions focused on the diagnosis and treatment of central nervous and sensory system disorders for patients of all ages, today updated fourth quarter 2020 revenue guidance (previously released October 29, 2020) and announced that Jonathan Kennedy, President and Chief Executive Officer will present at the virtual 39th Annual JP Morgan Healthcare Conference and virtual 23rd Annual Needham Growth Conference.

Financial Guidance

For the fourth quarter 2020, the Company now expects revenue to be between $118.0 million and $119.0 million. The previous revenue expectation announced on October 29, 2020, for the Company's fourth quarter was between $104.0 million and $114.0 million. At this time, the Company did not update earnings per share guidance, which will be provided in the earnings release scheduled for February 25, 2021.

The non-GAAP earnings per share guidance previously announced October 29, 2020 was $0.19 and $0.31. The Company's non-GAAP earnings per share guidance, excludes charges of approximately $4.1 million for amortization expense associated with intangible assets from prior acquisitions, certain other expenses, and related tax effects for the fourth quarter 2020, which the Company anticipates will reduce GAAP earnings per share by approximately $0.12.

39th Annual JP Morgan Healthcare Conference

Mr. Kennedy is scheduled to present on Thursday, January 14th at 4:30 p.m. Eastern Time. In addition, Mr. Kennedy and Drew Davies, Executive Vice President and Chief Financial Officer will be hosting one-on-one meetings with institutional investors at the conference. Investors interested in scheduling a meeting should contact a JP Morgan representative. Investors may listen to a live webcast online via the “Investors” section of the Company's website at https://investor.natus.com/. The recorded webcast will be accessible online for at least 30 days.

23rd Annual Needham Growth Conference

Mr. Kennedy is scheduled to present on Friday, January 15th at 2:00 p.m. Eastern Time. In addition, Mr. Kennedy and Mr. Davies will be hosting one-on-one meetings with institutional investors at the conference. Investors interested in scheduling a meeting should contact a Needham representative. Investors may listen to a live webcast online via the “Investors” section of the Company's website at https://investor.natus.com/. The recorded webcast will be accessible online for at least 30 days.

About Natus Medical Incorporated

Natus is a leading provider of medical device solutions focused on the diagnosis and treatment of central nervous and sensory system disorders for patients of all ages. Additional information about Natus Medical can be found at www.natus.com.

Use of Non-GAAP Financial Measures

The Company presents in this release its non-GAAP earnings per share. A reconciliation between non-GAAP and GAAP financial measures is included in this press release. The Company believes that the presentation of results excluding these charges or gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and better reflects the ongoing economics of the Company's operations. The Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods.

Specifically, the Company excludes the following charges, gains, and their related tax effects in the calculation of non-GAAP net income, non-GAAP earnings per share and non-GAAP operating expense: 1) Non-cash amortization expense associated with certain acquisition-related intangibles. The charges reflect an estimate of the cost of acquired intangible assets over their estimated useful lives. 2) Restructuring and other non-recurring charges. The Company has over time completed multiple acquisitions of other companies and businesses. Following an acquisition, the Company will, as it determines appropriate, initiate restructuring events to eliminate redundant costs. Restructuring expenses, which are excluded in the non-GAAP items, are exclusively related to permanent reductions in our workforce and redundant facility closures. Other non-recurring costs are associated with the transition of the executive management team. These costs can include stock compensation from accelerated vesting of stock, severance payouts and related payroll expenses. 3) Certain discrete items. These items represent significant infrequent charges or gains that management believes should be viewed outside of normal operating results, and each significant discrete transaction is evaluated to determine whether it should be excluded from non-GAAP reporting. These items are specifically identified when they occur. 4) Direct costs of acquisitions. These are direct acquisition-related costs that occur when the Company makes an acquisition, such as professional fees, due diligence costs, and earn-out adjustments.

The Company applies GAAP methodologies in computing its non-GAAP tax provision by determining the annual expected effective tax rate after taking into account items excluded for non-GAAP financial reporting purposes.  The Company’s non-GAAP tax expense and its non-GAAP effective tax rate are generally higher than its GAAP tax expense and GAAP effective tax rate because the income subject to taxes would be higher due to the effect of the expenses excluded from non-GAAP financial reporting. The nature of each quarterly discrete transaction will be evaluated to determine whether it should be excluded from non-GAAP reporting.

The Company's management uses these non-GAAP financial measures in assessing the Company's performance and when planning, forecasting, and analyzing future periods and the Company believes that investors also benefit from being able to refer to these non-GAAP financial measures along with the GAAP operating results. These non-GAAP financial measures also facilitate management's internal comparisons to the Company's historical performance. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Forward-Looking Statements

This press release contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will”, “outlook” and similar expressions. Forward-looking statements are based on management's current plans, estimates, assumptions and projections, and speak only as of the date they are made. These statements relate to current estimates and assumptions of our management as of the date of this press release and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-looking statements will meet expectations. The Company's future results could differ materially due to a number of factors, including the business, social and economic impact of the COVID-19 pandemic on the Company's business and results of operations, the ability of the Company to realize the anticipated benefits from its new structure or from its consolidation strategy, effects of competition, the Company's ability to successfully integrate and achieve its profitability goals from recent acquisitions, the demand for Natus products and services, the impact of adverse global economic conditions and changing governmental regulations, including foreign exchange rate changes, on the Company's target markets, the Company's ability to expand its sales in international markets, the Company's ability to maintain current sales levels in a mature domestic market, the Company's ability to control costs, risks associated with bringing new products to market, and the Company's ability to fulfill product orders on a timely basis, as well as those factors identified under the heading Item 1A “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Quarterly Report on Form 10-Q for the period ended March 31, 2020, June 30, 2020, September 30, 2020. Natus disclaims any obligation to update information contained in any forward looking statement, except as required by law.

Natus Medical Incorporated
B. Drew Davies
Executive Vice President and Chief Financial Officer
(925) 223-6700
InvestorRelations@Natus.com

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